Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies
Commitments and contingencies
34 Commitments and contingencies
Tax contingencies
The Group has contingent liabilities related to potential tax claims arising in the ordinary course of business.
As of December 31, 2025, there are ongoing tax audits in various countries. Some of these tax inquiries have resulted in re-assessments, whilst others are still at an early stage and no re-assessment has yet been raised. Management is required to make estimates and judgments about the ultimate outcome of these investigations or litigation in determining legal provisions. Final claims or court rulings may differ from management estimates. In addition, Management is required to make estimates and judgments about the ultimate outcome of other tax risks that have not led to an investigation or litigation but that, based on Management’s own assessment, may lead to potential tax claims.
As of December 31, 2025, the Group has recognized tax provisions as described in Notes 21 and 29.
Furthermore, consistent with other multinational groups, the conflict between the Group’s international operating model, the jurisdictional approach of tax authorities and some domestic tax requirements in relation to withholding tax and VAT compliance and recoverability rules, could lead to a further USD 23,919 thousand in additional uncertainty on tax positions. The likelihood of future economic outflows with regard to these potential tax claims is however considered as only possible, but not probable. Accordingly, no provision for a liability has been made in these consolidated financial statements.
The Group may also be subject to other tax claims for which the risk of future economic outflows is currently evaluated to be remote.
Guarantees
The Group has other commitments such as bank guarantees issued. As of December 31, 2025 the Group bank guarantees amount to USD 440 thousand (2024: USD 518 thousand).
Lease commitments
As disclosed in Note 19, the Group was committed to short term leases which at December 31, 2025 amounts to USD 338 thousand (2024: USD 395 thousand).
Other commitments
The Group has committed to allocate USD 53.6 million to a service supplier from December 2024 to April 2030. The commitment consists of an initial USD 3.6 million through April 2025, followed by annual commitments of USD 10.0 million for the subsequent five years. As of December 31, 2025, the remaining commitment is USD 42.0 million, with USD 2.0 million due by April 30, 2026 and USD 10.0 million per annum for the subsequent four years.
Others
The Group is involved in several ongoing legal cases with suppliers, customers and employees. The Group continuously reviews and assesses these cases, recording provisions based on management’s judgment and estimates provided by internal and external consultants as of each reporting date. The total global contingent liability is estimated at USD 261 thousand as of December 31, 2025 (2024: USD 1,007 thousand).
In assessing the potential outcomes of legal claims and contingencies, the Group relies on the advice of legal counsels, which is based on their professional judgment and takes into account the current stage of the proceedings, relevant legal precedents, and the experience gained from similar cases. Provisions are recognized only when the Group determines that it is more likely than not that an obligation exists and that a reliable estimate of the financial impact can be made.
The contingent liability disclosed here reflects the Group’s exposure to cases where the likelihood of an adverse outcome cannot be reasonably estimated or where such an outcome is not considered probable. These amounts remain subject to significant uncertainty, as the resolution of these matters ultimately depends on court decisions or negotiated settlements, which may differ from current estimates.